January 26, 2015                                        Exhibit 99.1
Park National Corporation reports fourth quarter and full year 2014 financial results and declares dividend
Net income rises and past Chairman William T. McConnell announces retirement
NEWARK, Ohio − Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the three months (fourth quarter) and year ended December 31, 2014. Park’s steady loan growth helped generate increased earnings for both the quarter and the year. The board of directors declared a quarterly cash dividend of $0.94 per common share, payable on March 10, 2015 to common shareholders of record as of February 20, 2015. The board also acknowledged the upcoming retirement of its past Chairman William T. McConnell.
Financial performance highlights
Park’s net income for the fourth quarter of 2014 was $24.3 million, compared to $17.5 million for the same period in 2013, an increase of $6.8 million or 38.9 percent. Net income per diluted common share for the fourth quarter of 2014 was $1.58, compared to $1.13 in the same period of 2013.
Park’s net income for the twelve months ended December 31, 2014 was $84.1 million, compared to $77.2 million for the same period in 2013, an increase of $6.9 million or 8.9 percent. Net income per diluted common share was $5.46 for the year ended December 31, 2014, compared to $5.01 for the same period of 2013.
“Individuals and business owners continue to tell us our local lenders consistently deliver professional, reliable service and a variety of loan options,” said Park President and CEO David L. Trautman. “I applaud our associates for their unwavering focus on serving our customers and inviting more to choose our bank.”
Park’s community-banking subsidiary, The Park National Bank, reported net income of $83.0 million for the year ended December 31, 2014, compared to net income of $75.6 million for the same period of 2013. The Park National Bank had total assets of $6.9 billion at December 31, 2014 and $6.5 billion at December 31, 2013. This performance generated a return on average assets of 1.22 percent and 1.15 percent for the bank for the twelve-month periods ended December 31, 2014 and 2013, respectively.
The Park National Bank loan portfolio expanded during the fourth quarter and full year 2014. Loans outstanding at December 31, 2014 were $4.78 billion, compared to $4.74 billion at September 30, 2014, an increase of $38 million or an annualized 3.14 percent. Loan growth for the year ended December 31, 2014 was $222 million, an increase of 4.88 percent, compared to the $4.56 billion outstanding at December 31, 2013. The $222 million increase in loans during 2014 was largely due to new loans added in the consumer loan portfolio, which increased by approximately $167 million.
Board member changes
Park Director William T. McConnell notified the board that he will retire from board service, effective April 27, 2015 at the end of his current term. A Park National Corporation board member since 1986, he is a past chairman of the board and most recently led the board’s executive committee. Also today, the board reported its plan to name McConnell a Director Emeritus on April 27, 2015.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

“After 55 years of service to the Park National organization, we want to express our profound gratitude for all that Bill has given us,” said Park Chairman C. Daniel DeLawder. “He is a man of impeccable integrity, quick witted and smart as a whip. Bill’s forward-thinking style and superb leadership shaped this organization into what it is today. Individuals here at Park National, within our larger community and those exposed to the broader role he played within our industry at the state and national level have relied on his counsel and benefitted from his support. It’s an honor to call him a friend.”
The board elected a new board member to fill a vacancy in class of directors whose terms expire at the 2017 annual meeting of Park shareholders. James R. DeRoberts will join the boards of directors for both Park National Corporation and The Park National Bank effective February 16, 2015. DeRoberts is a partner at Gardiner Allen DeRoberts Insurance.
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.0 billion in total assets (as of December 31, 2014). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the United States federal government, including interest rate policies of the Federal Reserve; disruption in the liquidity and other functioning of United States financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe; unfavorable resolution of legal proceedings or other claims and regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2014, September 30, 2014, and December 31, 2013

	2014	2014	2013	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '14	4Q '13
INCOME STATEMENT:
Net interest income	$57,294	$56,709	$55,900	1.0%	2.5%
(Recovery of) provision for loan losses	(8,349)	4,501	(85)	N.M.	N.M.
Other income	21,009	19,396	17,778	8.3%	18.2%
Loss on sale of investment securities	(1,175)	—	—	N.M.	N.M.
Other expense	52,437	46,903	51,146	11.8%	2.5%
Income before income taxes	$33,040	$24,701	$22,617	33.8%	46.1%
Income taxes	8,699	6,398	5,163	36.0%	68.5%
Net income	$24,341	$18,303	$17,454	33.0%	39.5%

MARKET DATA:
Earnings per common share - basic (b)	$1.58	$1.19	$1.13	32.8%	39.8%
Earnings per common share - diluted (b)	1.58	1.19	1.13	32.8%	39.8%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	45.39	44.70	42.29	1.5%	7.3%
Stock price per common share at period end	88.48	75.42	85.07	17.3%	4.0%
Market capitalization at period end	1,361,919	1,160,896	1,311,095	17.3%	3.9%

Weighted average common shares - basic (a)	15,393,924	15,392,421	15,413,517	—%	(0.1)%
Weighted average common shares - diluted (a)	15,414,433	15,413,664	15,413,517	—%	—%
Common shares outstanding at period end	15,392,399	15,392,413	15,411,952	—%	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.35%	1.05%	1.03%	28.6%	31.1%
Return on average equity (a)(b)	13.81%	10.51%	10.87%	31.4%	27.0%
Yield on loans	4.83%	4.80%	4.95%	0.6%	(2.4)%
Yield on investments	2.53%	2.54%	2.53%	(0.4)%	—%
Yield on money markets	0.25%	0.25%	0.21%	—%	19.0%
Yield on earning assets	4.11%	4.17%	4.24%	(1.4)%	(3.1)%
Cost of interest bearing deposits	0.32%	0.27%	0.31%	18.5%	3.2%
Cost of borrowings	2.51%	2.58%	2.50%	(2.7)%	0.4%
Cost of paying liabilities	0.82%	0.79%	0.83%	3.8%	(1.2)%
Net interest margin (g)	3.47%	3.55%	3.59%	(2.3)%	(3.3)%
Efficiency ratio (g)	67.82%	61.46%	69.16%	10.3%	(1.9)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.37%	1.06%	1.04%	29.2%	31.7%
Annualized return on average tangible equity (a)(b)(c)	15.40%	11.74%	12.27%	31.2%	25.5%
Tangible book value per share (d)	$40.69	$40.00	$37.60	1.7%	8.2%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended December 31, 2014, September 30, 2014, and December 31, 2013

				Percent change vs.
BALANCE SHEET:	December 31, 2014	September 30, 2014	December 31, 2013	3Q '14	4Q '13

Investment securities	$1,500,788	$1,472,625	$1,424,234	1.9%	5.4%
Loans	4,829,682	4,770,433	4,620,505	1.2%	4.5%
Allowance for loan losses	54,352	57,674	59,468	(5.8)%	(8.6)%
Goodwill and other intangibles	72,334	72,334	72,334	—%	—%
Other real estate owned	22,605	19,185	34,636	17.8%	(34.7)%
Loans held for sale [1]	—	28,606	—	N.M.	N.M.
Total assets	7,003,256	7,013,272	6,638,347	(0.1)%	5.5%
Total deposits	5,128,000	5,129,004	4,789,994	—%	7.1%
Borrowings	1,108,582	1,137,653	1,132,820	(2.6)%	(2.1)%
Shareholders' equity	698,598	688,016	651,747	1.5%	7.2%
Tangible equity (d)	626,264	615,682	579,413	1.7%	8.1%
Nonperforming loans	119,288	119,393	155,640	(0.1)%	(23.4)%
Nonperforming assets	141,893	160,563	190,276	(11.6)%	(25.4)%
[1] Loans held for sale at September 30, 2014 included both commercial ($22.0 million) and mortgage loans ($6.6 million) held for sale. There were no amounts reported as held for sale as of December 31, 2014 and 2013, respectively, as the only loans held for sale are the mortgage loans held for sale in each period, which were deemed immaterial and are thus not broken out separately.

ASSET QUALITY RATIOS:
Loans as a % of period end assets	68.96%	68.02%	69.60%	1.4%	(0.9)%
Nonperforming loans as a % of period end loans	2.47%	2.50%	3.37%	(1.2)%	(26.7)%
Nonperforming assets as a % of period end loans + OREO	2.92%	3.35%	4.09%	(12.8)%	(28.6)%
Allowance for loan losses as a % of period end loans	1.13%	1.21%	1.29%	(6.6)%	(12.4)%
Net loan charge-offs (recoveries)	$(5,027)	$4,738	$(1,659)	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	(0.41)%	0.39%	(0.14)%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.98%	9.81%	9.82%	1.7%	1.6%
Tangible equity (d) / Tangible assets (f)	9.04%	8.87%	8.82%	1.9%	2.5%
Average equity / Average assets (a)	9.80%	10.01%	9.49%	(2.1)%	3.3%
Average equity / Average loans (a)	14.53%	14.49%	13.86%	0.3%	4.8%
Average loans / Average deposits (a)	92.43%	95.04%	94.74%	(2.7)%	(2.4)%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2014 and 2013

(in thousands, except share and per share data)	2014	2013	Percent change vs. 2013
INCOME STATEMENT:
Net interest income	$225,044	$221,025	1.8%
(Recovery of) provision for loan losses	(7,333)	3,415	N.M.
Other income	76,707	73,277	4.7%
Loss on sale of investment securities	(1,158)	—	N.M.
Other expense	195,234	188,529	3.6%
Income before income taxes	$112,692	$102,358	10.1%
Income taxes	28,602	25,131	13.8%
Net income	$84,090	$77,227	8.9%

MARKET DATA:
Earnings per common share - basic (b)	$5.46	$5.01	9.0%
Earnings per common share - diluted (b)	5.46	5.01	9.0%
Cash dividends per common share	3.76	3.76	—%

Weighted average common shares - basic (a)	15,394,971	15,412,365	(0.1)%
Weighted average common shares - diluted (a)	15,413,832	15,412,365	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.22%	1.15%	6.1%
Return on average equity (a)(b)	12.32%	11.96%	3.0%
Yield on loans	4.84%	5.02%	(3.6)%
Yield on investments	2.58%	2.67%	(3.4)%
Yield on earning assets	4.19%	4.29%	(2.3)%
Cost of interest bearing deposits	0.29%	0.35%	(17.1)%
Cost of borrowings	2.57%	2.57%	—%
Cost of paying liabilities	0.81%	0.86%	(5.8)%
Net interest margin (g)	3.55%	3.61%	(1.7)%
Efficiency ratio (g)	64.77%	63.78%	1.6%

ASSET QUALITY RATIOS:
Net loan charge-offs	$(2,217)	$(516)	N.M.
Net loan charge-offs as a % of average loans (a)	(0.05)%	(0.01)%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.90%	9.63%	2.8%
Average stockholders' equity / Average loans (a)	14.47%	14.30%	1.2%
Average loans / Average deposits (a)	94.02%	92.90%	1.2%

OTHER RATIOS (NON GAAP):
Return on average tangible assets (a)(b)(e)	1.23%	1.16%	6.0%
Return on average tangible equity (a)(b)(c)	13.78%	13.48%	2.2%
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended December 31, 2014, September 30, 2014 and December 31, 2013 or for the fiscal years ended December 31, 2014 and 2013, as appropriate.
(b) Reported measure uses net income.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
AVERAGE SHAREHOLDERS' EQUITY	$699,218	$691,085	$636,886	$682,455	$645,533
Less: Average goodwill and other intangibles	72,334	72,334	72,334	72,334	72,464
AVERAGE TANGIBLE EQUITY	$626,884	$618,751	$564,552	$610,121	$573,069

(d) Tangible book value divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2014	September 30, 2014	December 31, 2013
SHAREHOLDERS' EQUITY	$698,598	$688,016	$651,747
Less: Goodwill and other intangibles	72,334	72,334	72,334
TANGIBLE EQUITY	$626,264	$615,682	$579,413

(e) Net income available to shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
AVERAGE ASSETS	$7,132,800	$6,903,127	$6,707,975	$6,895,308	$6,702,973
Less: Average goodwill and other intangibles	72,334	72,334	72,334	72,334	72,464
AVERAGE TANGIBLE ASSETS	$7,060,466	$6,830,793	$6,635,641	$6,822,974	$6,630,509

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2014	September 30, 2014	December 31, 2013
TOTAL ASSETS	$7,003,256	$7,013,272	$6,638,347
Less: Goodwill and other intangibles	72,334	72,334	72,334
TANGIBLE ASSETS	$6,930,922	$6,940,938	$6,566,013

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Interest income	$67,816	$66,622	$66,066	$265,143	$262,947
Fully taxable equivalent adjustment	191	209	273	845	1,302
Fully taxable equivalent interest income	$68,007	$66,831	$66,339	$265,988	$264,249
Interest expense	10,522	9,913	10,166	40,099	41,922
Fully taxable equivalent net interest income	$57,485	$56,918	$56,173	$225,889	$222,327

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2014	2013	2014	2013

Interest income:
Interest and fees on loans	$58,395	$57,038	$227,644	$225,538
Interest on:
Obligations of U.S. Government, its agencies
and other securities	9,223	8,911	36,981	36,686
Obligations of states and political subdivisions	—	4	3	45
Other interest income	198	113	515	678
Total interest income	67,816	66,066	265,143	262,947

Interest expense:
Interest on deposits:
Demand and savings deposits	445	382	1,677	1,773
Time deposits	2,776	2,516	9,323	11,235
Interest on borrowings	7,301	7,268	29,099	28,914
Total interest expense	10,522	10,166	40,099	41,922

Net interest income	57,294	55,900	225,044	221,025

(Recovery of) provision for loan losses	(8,349)	(85)	(7,333)	3,415

Net interest income after (recovery of) provision for loan losses	65,643	55,985	232,377	217,610

Other income	21,009	17,778	76,707	73,277

Loss on sale of investment securities	(1,175)	—	(1,158)	—

Other expense	52,437	51,146	195,234	188,529

Income before income taxes	33,040	22,617	112,692	102,358

Income taxes	8,699	5,163	28,602	25,131

Net income	$24,341	$17,454	$84,090	$77,227

Per Common Share:
Net income - basic	$1.58	$1.13	$5.46	$5.01
Net income - diluted	$1.58	$1.13	$5.46	$5.01

Weighted average shares - basic	15,393,924	15,413,517	15,394,971	15,412,365
Weighted average shares - diluted	15,414,433	15,413,517	15,413,832	15,412,365

Cash Dividends Declared	$0.94	$0.94	$3.76	$3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2014	December 31, 2013

Assets

Cash and due from banks	$133,511	$129,078
Money market instruments	104,188	17,952
Investment securities	1,500,788	1,424,234
Loans	4,829,682	4,620,505
Allowance for loan losses	(54,352)	(59,468)
Loans, net	4,775,330	4,561,037
Bank premises and equipment, net	55,479	55,278
Goodwill	72,334	72,334
Other real estate owned	22,605	34,636
Other assets	339,021	343,798
Total assets	$7,003,256	$6,638,347

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,269,296	$1,193,553
Interest bearing	3,858,704	3,596,441
Total deposits	5,128,000	4,789,994
Borrowings	1,108,582	1,132,820
Other liabilities	68,076	63,786
Total liabilities	$6,304,658	$5,986,600

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2014 and December 31, 2013)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2014 and 2013; 16,150,888 shares issued at December 31, 2014 and 16,150,941 shares issued at December 31, 2013)	303,104	302,651
Accumulated other comprehensive loss, net of taxes	(13,608)	(35,419)
Retained earnings	486,541	460,643
Treasury shares (758,489 shares at December 31, 2014 and 738,989 at December 31, 2013)	(77,439)	(76,128)
Total shareholders' equity	$698,598	$651,747

Total liabilities and shareholders' equity	$7,003,256	$6,638,347

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2014	2013	2014	2013

Assets

Cash and due from banks	$118,027	$110,644	$112,113	$110,796
Money market instruments	314,096	211,544	204,874	272,851
Investment securities	1,442,416	1,361,295	1,416,476	1,368,275
Loans	4,812,439	4,594,974	4,717,297	4,514,781
Allowance for loan losses	(58,760)	(58,862)	(58,917)	(56,860)
Loans, net	4,753,679	4,536,112	4,658,380	4,457,921
Bank premises and equipment, net	55,236	56,156	55,407	56,303
Goodwill and other intangibles	72,334	72,334	72,334	72,464
Other real estate owned	21,016	34,533	26,543	35,216
Other assets	355,996	325,357	349,181	329,147
Total assets	$7,132,800	$6,707,975	$6,895,308	$6,702,973

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,266,459	$1,163,227	$1,196,625	$1,117,379
Interest bearing	3,940,248	3,686,721	3,820,928	3,742,361
Total deposits	5,206,707	4,849,948	5,017,553	4,859,740
Borrowings	1,154,502	1,151,994	1,130,885	1,123,661
Other liabilities	72,373	69,147	64,415	74,039
Total liabilities	$6,433,582	$6,071,089	$6,212,853	$6,057,440

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	303,004	302,651	302,822	302,652
Accumulated other comprehensive loss, net of taxes	(7,982)	(49,640)	(16,164)	(33,324)
Retained earnings	481,559	459,947	473,188	452,503
Treasury shares	(77,363)	(76,072)	(77,391)	(76,298)
Total shareholders' equity	$699,218	$636,886	$682,455	$645,533

Total liabilities and shareholders' equity	$7,132,800	$6,707,975	$6,895,308	$6,702,973

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2014	2014	2014	2014	2013
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$58,395	$57,492	$57,004	$54,753	$57,038
Interest on:
Obligations of U.S. Government, its agencies and other securities	9,223	9,011	9,271	9,476	8,911
Obligations of states and political subdivisions	—	—	1	2	4
Other interest income	198	119	87	111	113
Total interest income	67,816	66,622	66,363	64,342	66,066

Interest expense:
Interest on deposits:
Demand and savings deposits	445	440	399	393	382
Time deposits	2,776	2,136	2,133	2,278	2,516
Interest on borrowings	7,301	7,337	7,270	7,191	7,268
Total interest expense	10,522	9,913	9,802	9,862	10,166

Net interest income	57,294	56,709	56,561	54,480	55,900

(Recovery of) provision for loan losses	(8,349)	4,501	(1,260)	(2,225)	(85)

Net interest income after (recovery of) provision for loan losses	65,643	52,208	57,821	56,705	55,985

Other income	21,009	19,396	19,654	16,648	17,778

Gain/(loss) on sale of investment securities	(1,175)	—	17	—	—

Other expense	52,437	46,903	48,196	47,698	51,146

Income before income taxes	33,040	24,701	29,296	25,655	22,617

Income taxes	8,699	6,398	7,469	6,036	5,163

Net income	$24,341	$18,303	$21,827	$19,619	$17,454

Per Common Share:
Net income - basic	$1.58	$1.19	$1.42	$1.27	$1.13
Net income - diluted	$1.58	$1.19	$1.42	$1.27	$1.13

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2014	2014	2014	2014	2013
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$5,050	$4,734	$4,825	$4,541	$4,590
Service charges on deposits	3,651	4,171	3,942	3,659	4,169
Other service income	3,564	2,450	2,527	1,918	2,185
Checkcard fee income	3,433	3,431	3,493	3,213	3,330
Bank owned life insurance income	1,153	1,420	1,026	1,262	1,274
OREO valuation adjustments	(380)	(935)	(675)	(416)	(951)
Gain on the sale of OREO, net	45	2,149	2,603	706	358
Gain on loans held for sale	1,867	—	—	—	—
Miscellaneous	2,626	1,976	1,913	1,765	2,823
Total other income	$21,009	$19,396	$19,654	$16,648	$17,778

Other expense:
Salaries and employee benefits	$24,525	$26,243	$26,140	$25,060	$25,115
Net occupancy expense	2,378	2,339	2,457	2,832	2,415
Furniture and equipment expense	2,709	2,870	2,994	2,998	3,022
Data processing fees	1,196	1,281	1,121	1,114	1,064
Professional fees and services	8,195	6,934	8,168	6,283	10,520
Marketing	1,160	1,087	1,006	1,118	1,126
Insurance	1,413	1,396	1,467	1,447	1,391
Communication	1,328	1,304	1,293	1,343	1,489
Miscellaneous	9,533	3,449	3,550	5,503	5,004
Total other expense	$52,437	$46,903	$48,196	$47,698	$51,146

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2014		2013	2012		2011	2010

Allowance for loan losses:
Allowance for loan losses, beginning of period	$59,468		$55,537	$68,444		$143,575	$116,717
Transfer of loans at fair value	—		—	—		(219)	—
Transfer of allowance to held for sale	—		—	—		(13,100)	—
Charge-offs	24,780	(B)	19,153	61,268	(A)	133,882	66,314
Recoveries	26,997		19,669	12,942		8,798	6,092
Net (recoveries) charge-offs	(2,217)		(516)	48,326		125,084	60,222
(Recovery of) provision for loan losses	(7,333)		3,415	35,419		63,272	87,080
Allowance for loan losses, end of period	$54,352		$59,468	$55,537		$68,444	$143,575
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$54,352		$59,468	$55,537		$68,444	$143,575
Specific reserves	3,660		10,451	8,276		15,935	66,904
General reserves	$50,692		$49,017	$47,261		$52,509	$76,671

Total loans	$4,829,682		$4,620,505	$4,450,322		$4,317,099	$4,732,685
Impaired commercial loans	73,676		112,304	137,238		187,074	250,933
Total loans less impaired commercial loans	$4,756,006		$4,508,201	$4,313,084		$4,130,025	$4,481,752

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans	(0.05)%		(0.01)%	1.10%		2.65%	1.30%
Allowance for loan losses as a % of period end loans	1.13%		1.29%	1.25%		1.59%	3.03%
General reserves as a % of total loans less impaired commercial loans	1.07%		1.09%	1.10%		1.27%	1.71%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$100,393		$135,216	$155,536		$195,106	$289,268
Accruing troubled debt restructuring	16,254		18,747	29,800		28,607	—
Loans past due 90 days or more	2,641		1,677	2,970		3,489	3,590
Total nonperforming loans	$119,288		$155,640	$188,306		$227,202	$292,858
Other real estate owned - Park National Bank	10,687		11,412	14,715		13,240	8,385
Other real estate owned - SEPH	11,918		23,224	21,003		29,032	—
Other real estate owned - Vision Bank	—		—	—		—	33,324
Total nonperforming assets	$141,893		$190,276	$224,024		$269,474	$334,567
Percentage of nonaccrual loans to period end loans	2.08%		2.93%	3.49%		4.52%	6.11%
Percentage of nonperforming loans to period end loans	2.47%		3.37%	4.23%		5.26%	6.19%
Percentage of nonperforming assets to period end loans	2.94%		4.12%	5.03%		6.24%	7.07%
Percentage of nonperforming assets to period end assets	2.03%		2.87%	3.37%		3.86%	4.59%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2014	2013	2012	2011	2010

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$77,477	$99,108	$100,244	$96,113	$117,815
Accruing troubled debt restructuring	16,157	18,747	29,800	26,342	—
Loans past due 90 days or more	2,641	1,677	2,970	3,367	3,226
Total nonperforming loans	$96,275	$119,532	$133,014	$125,822	$121,041
Other real estate owned - Park National Bank	10,687	11,412	14,715	13,240	8,385
Total nonperforming assets	$106,962	$130,944	$147,729	$139,062	$129,426
Percentage of nonaccrual loans to period end loans	1.61%	2.16%	2.28%	2.29%	2.88%
Percentage of nonperforming loans to period end loans	2.00%	2.61%	3.03%	3.00%	2.96%
Percentage of nonperforming assets to period end loans	2.23%	2.86%	3.36%	3.32%	3.16%
Percentage of nonperforming assets to period end assets	1.55%	2.00%	2.27%	2.21%	1.99%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of December 31, 2014, 2013, 2012, and 2011):
Nonaccrual loans	$22,916	$36,108	$55,292	$98,993	$171,453
Accruing troubled debt restructuring	97	—	—	2,265	—
Loans past due 90 days or more	—	—	—	122	364
Total nonperforming loans	$23,013	$36,108	$55,292	$101,380	$171,817
Other real estate owned - Vision Bank	—	—	—	—	33,324
Other real estate owned - SEPH	11,918	23,224	21,003	29,032	—
Total nonperforming assets	$34,931	$59,332	$76,295	$130,412	$205,141
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.77%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.82%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	32.02%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	25.90%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2014	2013	2012	2011	2010

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$135,216	$155,536	$195,106	$289,268	$233,544
New nonaccrual loans	70,059	67,398	83,204	124,158	175,175
Resolved nonaccrual loans	86,384	87,718	122,774	218,320	119,451
Sale of nonaccrual loans held for sale	18,498	—	—	—	—
Nonaccrual loans, end of period	$100,393	$135,216	$155,536	$195,106	$289,268

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$99,108	$100,244	$96,113	$117,815	$85,197
New nonaccrual loans - Ohio-based operations	69,389	66,197	68,960	78,316	85,081
Resolved nonaccrual loans	78,288	67,333	64,829	100,018	52,463
Sale of nonaccrual loans held for sale	12,732	—	—	—	—
Nonaccrual loans, end of period	$77,477	$99,108	$100,244	$96,113	$117,815

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$36,108	$55,292	$98,993	$171,453	$148,347
New nonaccrual loans - SEPH/Vision Bank	670	1,201	14,243	45,842	90,094
Resolved nonaccrual loans	8,096	20,385	57,944	118,302	66,988
Sale of nonaccrual loans held for sale	5,766	—	—	—	—
Nonaccrual loans, end of period	$22,916	$36,108	$55,292	$98,993	$171,453

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$106,156	$175,576	$242,345	$290,908	$304,534
Prior charge-offs	32,480	63,272	105,107	103,834	53,601
Remaining principal balance	73,676	112,304	137,238	187,074	250,933
Specific reserves	3,660	10,451	8,276	15,935	66,904
Book value, after specific reserve	$70,016	$101,853	$128,962	$171,139	$184,029

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com